SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 2, 2003            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      December 26, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      82,400,000.00     46,528,409.69    7,390,695.70       65,307.79   7,456,003.49     0.00      0.00       39,137,713.99
IA2      59,500,000.00     59,500,000.00            0.00      288,575.00     288,575.00     0.00      0.00       59,500,000.00
IA3      27,350,000.00     27,350,000.00            0.00      148,829.58     148,829.58     0.00      0.00       27,350,000.00
IA4      11,150,000.00     11,150,000.00            0.00       63,555.00      63,555.00     0.00      0.00       11,150,000.00
IA5      23,425,364.00     23,425,364.00            0.00      138,990.49     138,990.49     0.00      0.00       23,425,364.00
IIA1    376,138,403.00    326,753,031.50   11,279,037.94    2,042,206.45  13,321,244.39     0.00      0.00      315,473,993.56
AR              100.00              0.00            0.00            0.00           0.00     0.00      0.00                0.00
IPP             100.00            100.00            0.00       12,740.52      12,740.52     0.00      0.00              100.00
IIPP            100.00            100.00            0.00       82,888.49      82,888.49     0.00      0.00              100.00
IIP      11,669,831.00     10,319,650.42      351,322.28            0.00     351,322.28     0.00      0.00        9,968,328.14
IM1       4,777,159.00      4,777,159.00            0.00       27,866.76      27,866.76     0.00      0.00        4,777,159.00
IM2       2,653,977.00      2,653,977.00            0.00       15,481.53      15,481.53     0.00      0.00        2,653,977.00
IB        1,061,592.00      1,061,592.00            0.00        6,192.62       6,192.62     0.00      0.00        1,061,592.00
IIB1      4,997,532.00      4,970,392.26        3,919.69       31,064.95      34,984.64     0.00      0.00        4,966,472.57
IIB2      3,198,420.00      3,181,050.57        2,508.60       19,881.57      22,390.17     0.00      0.00        3,178,541.97
IIB3      1,399,308.00      1,391,708.87        1,097.51        8,698.18       9,795.69     0.00      0.00        1,390,611.36
IIB4        799,605.00        795,262.64          627.15        4,970.39       5,597.54     0.00      0.00          794,635.49
IIB5        599,703.00        596,446.24          470.36        3,727.79       4,198.15     0.00      0.00          595,975.88
IIB6        999,508.00        994,080.73          783.94        6,213.00       6,996.94     0.00      0.00          993,296.79
IX                0.00              0.00            0.00      271,806.29     271,806.29     0.00      0.00                0.00
TOTALS  612,120,702.00    525,448,324.92   19,030,463.17    3,238,996.40  22,269,459.57     0.00      0.00      506,417,861.75

IAIO     20,000,000.00     20,000,000.00            0.00      108,333.33     108,333.33     0.00      0.00       20,000,000.00
IIX      22,733,446.00     19,551,816.80            0.00      122,198.86     122,198.86     0.00      0.00       18,951,753.74
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VP63       564.66516614   89.69290898        0.79257027        90.48547925      474.97225716    IA1      1.630000 %
IA2     22540VP71     1,000.00000000    0.00000000        4.85000000         4.85000000    1,000.00000000    IA2      5.820000 %
IA3     22540VP89     1,000.00000000    0.00000000        5.44166654         5.44166654    1,000.00000000    IA3      6.530000 %
IA4     22540VP97     1,000.00000000    0.00000000        5.70000000         5.70000000    1,000.00000000    IA4      6.840000 %
IA5     22540VQ21     1,000.00000000    0.00000000        5.93333320         5.93333320    1,000.00000000    IA5      7.120000 %
IIA1    22540VQ47       868.70425592   29.98640354        5.42940161        35.41580515      838.71785238    IIA1     7.500000 %
AR      22540VR53         0.00000000    0.00000000        0.00000000         0.00000000        0.00000000    AR       7.500000 %
IPP     22540VR95     1,000.00000000    0.00000000  ################   ################    1,000.00000000    IPP      6.909438 %
IIPP    22540VS29     1,000.00000000    0.00000000  ################   ################    1,000.00000000    IIPP     7.500000 %
IIP     22540VQ62       884.30161671   30.10517290        0.00000000        30.10517290      854.19644380    IIP      0.000000 %
IM1     22540VQ70     1,000.00000000    0.00000000        5.83333316         5.83333316    1,000.00000000    IM1      7.000000 %
IM2     22540VQ88     1,000.00000000    0.00000000        5.83333239         5.83333239    1,000.00000000    IM2      7.000000 %
IB      22540VQ96     1,000.00000000    0.00000000        5.83333333         5.83333333    1,000.00000000    IB       7.000000 %
IIB1    22540VR20       994.56937144    0.78432514        6.21605825         7.00038339      993.78504630    IIB1     7.500000 %
IIB2    22540VR38       994.56937175    0.78432476        6.21605980         7.00038456      993.78504699    IIB2     7.500000 %
IIB3    22540VR46       994.56936572    0.78432339        6.21605822         7.00038162      993.78504232    IIB3     7.500000 %
IIB4    22540VR61       994.56936863    0.78432476        6.21605668         7.00038144      993.78504387    IIB4     7.500000 %
IIB5    22540VR79       994.56937851    0.78432157        6.21606028         7.00038186      993.78505694    IIB5     7.500000 %
IIB6    22540VR87       994.57005847    0.78432589        6.21605830         7.00038419      993.78573258    IIB6     7.500000 %
TOTALS                  858.40639469   31.08939643        5.29143417        36.38083061      827.31699826

IAIO    22540VQ39     1,000.00000000    0.00000000        5.41666650         5.41666650    1,000.00000000    IAIO     6.500000 %
IIX     22540VQ54       860.04632998    0.00000000        5.37528978         5.37528978      833.65072502    IIX      7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                               December 26, 2002

Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    448,194.95
                        Group 1                                                                                 170,209.50
                        Group 2                                                                                 277,985.45

                        Principal Prepayments (Total)                                                        18,127,600.91
                        Group 1                                                                               6,765,818.87
                        Group 2                                                                              11,361,782.04

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                        452,977.03
                        Group 1                                                                                 452,977.03
                        Group 2                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               24
                        Group 1                                                                                          2
                        Group 2                                                                                         22

                        Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    3,396,624.57
                        Group 1                                                                                 409,082.68
                        Group 2                                                                               2,987,541.89

                        Amount of Prepayment Penalties Collected (Total)                                         95,627.75
                        Group 1                                                                                  12,739.89
                        Group 2                                                                                  82,887.86

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                3,248
                        Group 1                                                                                        637
                        Group 2                                                                                      2,611

                        Beginning Aggregate Loan Balances (Total)                                           526,509,916.31
                        Group 1                                                                             177,508,192.65
                        Group 2                                                                             349,001,723.66

                        Ending Number of Loans Outstanding (Total)                                                   3,152
                        Group 1                                                                                        616
                        Group 2                                                                                        616

                        Ending Aggregate Loan Balances (Total)                                              507,479,453.12
                        Group 1                                                                             170,117,496.95
                        Group 2                                                                             337,361,956.17


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                December 26, 2002

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                   2,646.33
                                Group 1                                                                         1,016.12
                                Group 2                                                                         1,630.21

                                Servicing Fees (Total, including TGIC and PMI Fees)                           278,324.18
                                Group 1                                                                        45,153.48
                                Group 2                                                                       233,170.70

Section 4.04(a)(viii)           Current Advances (Total)                                                             N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

                                Outstanding Advances (Total)                                                         N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          11            4,170,109.98       2.45 %
                        2 Month           2              218,289.18       0.13 %
                        3 Month           8            2,569,798.79       1.51 %
                        Total            21            6,958,197.95       4.09 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month           43            6,479,565.33      1.92 %
                        2 Month           14            2,065,063.06      0.61 %
                        3 Month           53            7,234,302.13      2.14 %
                         Total           110           15,778,930.52      4.67 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          54           10,649,675.31        2.10 %
                        2 Month          16            2,283,352.24        0.45 %
                        3 Month          61            9,804,100.92        1.93 %
                         Total          131           22,737,128.47        4.48 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                Group 1 Balance of Bankruptcies delinquent 31 to 60 Days                                        0.00
                        * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        5               2,459,936.98            1.45 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        15              2,165,494.67            0.64 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        20              4,625,431.65            0.91 %


                                      -8-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            December 26, 2002

Section 4.04(a)(xi)     REO Properties
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        2                813,004.55                 0.48 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        3                448,162.18                 0.13 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        5               1,261,166.73                 0.25 %



Section 4.04(a)(xii)    Current Realized Losses (Total)                                             1,690.30
                        Group 1                                                                     1,690.30
                        Group 2                                                                         0.00
                        Cumulative  Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        328
                        Group 1                                                                         327
                        Group 2                                                                         329

Section 4.04(a)(xiv)    Number of Claims Submitted under the TGIC PMI policy                             N/A
                        Number of Claims Submitted under the TGIC PMI policy                             N/A
                        Total Amount of Claims Submitted under the TGIC PMI policy                       N/A
                        Total of Claims Paid under the TGIC PMI policy                                   N/A

Group 1 Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5%?)            NO
                        Group 1 Rolling Three Month Delinquency Rate                               3.40853 %

Group 1 O/C Reporting   Targeted Overcollateralization Amount                                   1,061,590.96
                        Ending Overcollateralization Amount                                     1,061,590.96
                        Ending Overcollateralization Deficiency                                         0.00
                        Group II Excess Interest                                                    6,227.73
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   278,247.97
                        Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)4,751.38
                        Payment to Class I-X                                                      271,806.29

Basis Risk Shortfalls   Class I-A-1                                                                     0.00
                        Class I-A-2                                                                     0.00
                        Class I-A-3                                                                     0.00
                        Class I-A-4                                                                     0.00
                        Class I-A-5                                                                 4,110.40
                        Class I-PP                                                                      0.05
                        Class I-M-1                                                                   360.52
                        Class I-M-2                                                                   200.29
                        Class I-B                                                                      80.12


                                     -9-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.